Filed Pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated June 25, 2013
to
Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in our common shares.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses—Shareholder Transaction Expenses” by replacing the first paragraph of footnote 6 to the table included therein in its entirety with the following:

On June 24, 2011, we entered into a credit facility with Deutsche Bank though a wholly-owned subsidiary. The credit facility was amended on May 30, 2012, August 28, 2012, October 18, 2012 and June 24, 2013. The credit facility provides for borrowings in an aggregate amount up to $240.0 million with an interest rate equal to the London Interbank Offered Rate, or LIBOR, plus 1.80% per annum on all borrowings thereunder. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of the credit facility.

Management’s Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility” and “Senior Securities—Credit Facility” by replacing the first paragraph of each such section in its entirety with the following:

On June 24, 2011, FSEP Funding entered into the credit facility with Deutsche Bank.  Deutsche Bank is the sole lender and serves as administrative agent under the credit facility. On May 30, 2012, FSEP Funding entered into an amendment to the credit facility to increase the aggregate borrowings available under the credit facility by $50,000 to $100,000 on a committed basis; on August 28, 2012, FSEP Funding entered into a second amendment to the credit facility to increase such amount by $75,000 to $175,000 on a committed basis; on October 18, 2012, FSEP Funding entered into a third amendment to the credit facility to increase such amount by $65,000 to $240,000 on a committed basis; and on June 24, 2013, FSEP Funding entered into a fourth amendment to the credit facility to extend the maturity date under the credit facility to June 24, 2014 and to consolidate the four existing tranches of commitments under the credit facility into a single tranche of commitments with an agregate principal amount of $240,000.

This supplement further supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility” and “Senior Securities—Credit Facility” by replacing the third paragraph of each such section in its entirety with the following:

Pricing under the credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with commitments under the credit facility bearing interest at the rate of LIBOR plus 1.80% per annum.  The commitments under the credit facility are revolving commitments. Interest is payable quarterly in arrears. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2014.

This supplement further supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Contractual Obligations”  by adding the following to the end of the second paragraph of such section:

On June 24, 2013, FSEP Funding and Deutsche Bank entered into a fourth amendment to the credit facility which, among other things, extended the maturity date under the credit facility to June 24, 2014.